POWER OF ATTORNEY

     WHEREAS, the undersigned officers and directors of Vestcom International, Inc. desire to authorize Joel Cartun and Harvey Goldman to act as their attorneys-in-fact and agents, for the purpose of executing and filing a registration statement on Form S-8, including all amendments thereto,

     NOW, THEREFORE,

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joel Cartun and Harvey Goldman, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign a Registration Statement on Form S-8 registering shares of the Common Stock of Vestcom International, Inc. issuable pursuant to the Vestcom International, Inc. 1997 Equity Compensation Program, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities on this 13th day of August, 1997.


 Signatures                                       Title

/s/ Joel Cartun
______________________________                   President, Chief Executive
Joel Cartun                                      Officer and Director


/s/Howard April
______________________________                   Director
 Howard April


/s/Gary J. Marcello
______________________________                   Director
 Gary J. Marcello


/s/ Stephen R. Bova
______________________________                   Director
 Stephen R. Bova


/s/Leonard J. Fassler
______________________________                   Director
Leonard J. Fassler


/s/Fred S. Lafer
______________________________                   Director
Fred S. Lafer


/s/Richard D. White
______________________________                   Director
Richard D. White


/s/Harvey Goldman
______________________________                   Executive Vice President,
Harvey Goldman                                   Chief Financial Officer and
                                                 Treasurer (Principal Financial
                                                 and Accounting Officer)